EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6 (this “Amendment No. 6”) is entered into as of November  10, 2010, by and among SMP MOTOR PRODUCTS LTD., a corporation amalgamated under the laws of Canada (“Borrower”), STANDARD MOTOR PRODUCTS, INC., a New York corporation (“SMP”), STANRIC, INC., a Delaware corporation (“SI”; and together with SMP, each individually a “Credit Party”, and collectively, “Credit Parties”), lenders who are party from time to time to the Credit Agreement (“Lenders”), GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself, as Lender, and in its capacity as agent for the Lenders (“Agent”), and GE CAPITAL MARKETS, INC., as Lead Arranger and Bookrunner.

BACKGROUND

Borrower, Agent and Lenders are parties to a Credit Agreement dated as of December 29, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.           Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)          Annex A to the Loan Agreement is hereby amended as follows:

(i)             By adding the following defined terms in appropriate alphabetical order:

“Amendment No. 6” means that certain Amendment No. 6 to Credit Agreement dated as of November 10, 2010 by and among Borrower, SMP, SI, and Agent, and the Lenders party thereto.

“Amendment No. 6 Effective Date” means November 10, 2010.

“Reloading Accordion” shall have the meaning assigned to such term in the US Credit Agreement.

“Reloading Appraisal” shall have the meaning assigned to such term in the US Credit Agreement.

(ii)            By amending and restating the defined terms “Additional Amortizing Availability” and “Amortizing Availability” as follows:

“Additional Amortizing Availability” means (i) up to the lesser of (x) US$750,000 or (y) the sum of (a) as to Eligible Real Estate purchased by Borrower after the Amendment No. 6 Effective Date, fifty percent (50%) of the Fair Market Value (or the Equivalent Amount in Dollars) of such Eligible Real Estate and (b) as to Eligible Equipment purchased by Borrower after the Amendment No. 6 Effective Date, 85% of the Net Orderly Liquidation Value (or the Equivalent Amount in Dollars) of such Eligible Equipment as set forth in the most recent appraisal prepared by an independent appraisal firm acceptable to Agent (Agent agrees that Michael Fox International shall be deemed an acceptable appraiser with respect to Borrower’s machinery and equipment); provided, however, that Borrowing Availability arising solely under this clause (i)(y) shall not exceed 50% of the total Borrowing Availability less (ii) one-twenty fourth (and, after exercise of the Reloading Accordion option, one-twentieth) of the amount determined under clause (i) for each full Fiscal Quarter occurring after the purchase of such Eligible Real Estate or Eligible Equipment, as the case may be.

“Amortizing Availability” means (A) US$291,000 less US$32,000 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2011, plus (B) the Additional Amortizing Availability, minus (C) an amount equal to (i) 50% of the Fair Market Value of any Eligible Real Estate as of the Amendment No. 6 Effective Date or the date it is purchased by Borrower or 85% of the  Net Orderly Liquidation Value of any Eligible Equipment of Borrower as of the Amendment No. 6 Effective Date or the date it is purchased by Borrower, which is the basis of Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty fourth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Amendment No. 6 Effective Date or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be. In no event, at any time, shall the amount included in Amortizing Availability based upon the Fair Market Value of Eligible Real Estate exceed 50% of such Amortizing Availability. Notwithstanding the foregoing, in the event that the Reloading Accordion option is exercised under the US Credit Agreement, (a) clause (A) of the definition of “Amortizing Availability” shall mean the sum of (i) 50% of the Fair Market Value of Eligible Real Estate as set forth on the Reloading Appraisal, plus (ii) 85% of the Net Orderly Liquidation Value of Eligible Equipment as set forth on the Reloading Appraisal, minus (iii) one-twentieth of the sum of subclauses (i) and (ii) of this sentence commencing with the Fiscal Quarter ending immediately following the effective date of the Reloading Accordion and (b) subclause (C)(ii) of the definition of “Amortizing Availability” shall mean the product of one-twentieth of the amount determined under the subclause (C)(i) and the number of full Fiscal Quarters that have occurred since the effective date of the Reloading Appraisal or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be.

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(iii)           By amending the term “Borrowing Base” by amending and restating the last paragraph thereof as follows:

“in each case less any Reserves established by Agent at such time in its reasonable credit judgment. Notwithstanding anything contained herein to the contrary, for purposes of determining the Borrowing Base, (a) the value of Eligible Inventory acquired by any Credit Party from any other Credit Party shall be the lower of cost (determined on a first in, first out basis) or market of either the selling Credit Party or the purchasing Credit Party, whichever is lower and (b) the Net Orderly Liquidation Value of any Eligible Equipment or Eligible Inventory and the Fair Market Value of any Eligible Real Estate may be adjusted by Agent from time to time to reflect the results of the most recent appraisal thereof.”

(iv)           By amending the term “Commitment Termination Date” by deleting the year 2013 appearing therein and inserting the year 2014 in lieu thereof.

(b)         Exhibit 1.1(a)(i) is hereby deleted in its entirety and replaced with Exhibit 1.1(a)(i) attached hereto.

3.           Conditions of Effectiveness.  This Amendment No. 6 shall become effective upon satisfaction of the following conditions precedent: Agent shall have received: (i) four (4) copies of this Amendment No. 6 executed by Borrower, the other Credit Parties and Lenders, (ii) four (4) copies of the Third Amended and Restated US Credit Agreement executed by the Credit Parties, the “Agent” under the US Credit Agreement and the “Lenders” under the US Credit Agreement, (iii) a non-refundable amendment fee in the amount of $25,000, which fee shall be charged to the Loan Account (as such term is defined in the US Credit Agreement) under the US Credit Agreement and (iv) such other certificates, instruments, documents and agreements as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

4.           Representations and Warranties.  Borrower hereby represents and warrants as follows:

(a)          This Amendment No. 6 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b)          Upon the effectiveness of this Amendment No. 6, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 6.

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(c)          No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 6.

(d)          The Borrower does not have any defence, counterclaim or offset with respect to the Loan Agreement.

5.           Effect on the Loan Agreement.

(a)          Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to “this Agreement”, “hereunder,” “hereof,” “herein” or words of like import shall mean and be referenced to the Loan Agreement as amended hereby.

(b)          Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Amendment No. 6 shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Governing Law.  This Amendment No. 6 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.           Headings.  Section headings in this Amendment No. 6 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 6 for any other purpose.

8.           Counterparts; Facsimile.  This Amendment No. 6 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment No. 6 has been duly executed as of the day and year first written above.

SMP MOTOR PRODUCTS LTD.

By:
Name: Title:

The following Persons are signatories to this Amendment No. 6 in their capacity as Credit Parties and not as Borrower.

STANRIC, INC.

By:
Name:
Title:

STANDARD MOTOR PRODUCTS, INC.

By:
Name:
Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 6 to Canadian Credit Agreement - 1933527

GE CANADA FINANCE HOLDING COMPANY, as Agent and Lender

By:
Name: Title:

BANK OF AMERICA, N.A., by its Canada Branch as Co-Syndication and Lender

By:
Name: Title:

JPMORGAN CHASE BANK, N.A., Toronto Branch

By:
Name: Title:

[Additional Signature Page to Follow]

Signature Page to Amendment No. 6 to Canadian Credit Agreement - 1933527

WELLS FARGO FOOTHILL CANADA ULC

By:
Name: Title:

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA

By:
Name: Title:

Signature Page to Amendment No. 6 to Canadian Credit Agreement - 1933527